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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): October 4, 2004
                                                  (September 30, 2004)

                                 ______________

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



       Pennsylvania                   1-11152                  23-1882087
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania                19406-1409
     (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.

InterDigital Communications Corporation's patent holding subsidiaries have entered into a worldwide, non-exclusive, royalty-bearing patent license agreement with Danger, Inc., a provider of the hiptop(R) Wireless Solution that enables wireless carriers to offer innovative and affordable voice and data products to consumers over next-generation wireless networks.

The agreement covers terminal units and infrastructure compliant with all Second Generation (2G and 2.5G) TDMA-based standards including GSM/GPRS/EDGE and all Third Generation (3G) standards including WCDMA/cdma2000(R)/TD-SCDMA.

hiptop(R) is a registered trademark of Danger, Inc. cdma2000(R) is a registered trademark of the Telecommunications Industry Association (TIA-USA).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERDIGITAL COMMUNICATIONS CORPORATION


                                 By: /s/ Howard E. Goldberg
                                     -------------------------------------
                                     Howard E. Goldberg
                                     President and Chief Executive Officer



Date:    October 4, 2004

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